DISPOSITIONS	12 Months Ended
Dec. 31, 2017
Dispositions [Abstract]
DISPOSITIONS
DISPOSITIONS
2017 Activity

In November, we sold a portfolio of nine AL/MC properties in the Managed Properties segment for a purchase price of $109.5 million and recognized a gain on sale of $6.9 million, net of selling costs. In connection with this sale we repaid $78.7 million of debt.

In December, we sold a portfolio of six properties (four CCRC, one IL and one AL/MC) in the Triple Net Lease Properties segment for a purchase price of $186.0 million, including lease termination fees, and recognized a gain on sale of $42.3 million, net of selling costs. In connection with this sale, we repaid $98.1 million of debt.

The following table presents the revenues and expenses of the above portfolios:

	Year Ended December 31,
	2017	2016	2015
Revenues
Resident fees and services	$28,910	$34,370	$32,762
Rental revenue	16,893	17,490	17,496
Total revenues	45,803	51,860	50,258
Expenses
Property operating expense	23,413	27,033	25,781
Depreciation and amortization	7,212	19,205	32,284
Interest expense	7,262	7,630	7,436
Total expenses	$37,887	$53,868	$65,501

In addition to the above transactions, we sold four properties (two AL/MC and two IL) in the Managed Properties segment for a purchase price of $48.5 million and recognized a gain on sale of $22.5 million, net of selling costs. In connection with these sales, we repaid $28.0 million of debt.

2016 Activity

We sold two AL/MC properties for a purchase price of $23.0 million and recognized a gain on sale of $13.4 million, net of selling costs. In connection with this sale, we repaid $13.7 million of debt associated with these properties and, pursuant to the Property Management Agreement, paid an early termination fee of $1.8 million to Blue Harbor, which is included in “Acquisition, transaction and integration expense” in the Consolidated Statements of Operations.